Exhibit 99.4

Execution Copy

GSAA HOME EQUITY TRUST 2007-7

ASSET-BACKED CERTIFICATES

SERIES 2007-7

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION,
AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2007-7
as Assignee

and

AVELO MORTGAGE, L.L.C.
as Servicer

and as acknowledged by

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Master Servicer

Dated as of

June 28, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated June 28, 2007 (this “Agreement”), among GS Mortgage Securities Corp. (the “Assignor” or “Depositor”), U.S. Bank National Association (“U.S. Bank”), not in its individual capacity, but solely as trustee (the “Trustee”) on behalf of GSAA Home Equity Trust 2007-7 (the “Assignee”), Avelo Mortgage, L.L.C. (the “Servicer”) and as acknowledged by Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Assignment, Assumption and Conveyance.

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the “Mortgage Loans”) listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A, (b) the Representations and Warranties Agreement, dated as of June 28, 2007, between Goldman Sachs Mortgage Company (“GSMC”) and the Assignor (the “Representations and Warranties Agreement”),  and (c) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the “Servicing Agreement”), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the “Owner”) and the Servicer, as amended by the Step 1 Assignment Agreement.  The  Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of June 1, 2007 (the “Trust Agreement”), among the Depositor, U.S. Bank, as Trustee and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo, as Master Servicer, securities administrator and as a custodian.

The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement:  Section 6.02 (relating to the Owner’s right to terminate the Servicer), Section 5.01 (relating to the Owner’s right to receive information from the Servicer), Section 11.13 (relating to the Owner’s right to consent to certain solicitation activities) and Section 11.16 (relating the Owner’s obligation to execute certain confidentiality agreements).

The Assignee hereby assumes all of the Assignor’s obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

2.  Recognition of the Assignee.

(a)  The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller, including, without limitation, the enforcement of the document delivery requirements set forth in Section 5(b) of the related purchase agreement and (B) the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust’s behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer’s performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

(b)  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(c)  The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original “Owner” under the Servicing Agreement, to the Assignor under the Step 1 Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement.  Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

(d)  All reports and other data required to be delivered by the Servicer to the “Owner” under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in Section 8 hereof.  All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, National Association ABA #: 121000248 For credit to: SAS Clearing Acct #: 3970771416 FFC to: GSAA 2007-7 Acct # 53162500

(e)  Monthly Reporting.

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

3.  Representations and Warranties of the Assignee.

The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

(a)  it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

(b)  it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(c)  this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.  Representations and Warranties of the Assignor.

The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

(a)  The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

(b)  The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

(c)  With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

(d)  With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as “high cost,” “threshold,” “covered” or “predatory” loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

5.  Remedies for Breach of Representations and Warranties of the Assignor.

With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 4 hereof or in Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

6.  Termination; Optional Clean-Up Call.

In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below.  For purposes of this Section 6 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date.  Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

7.  Continuing Effect.  Except as contemplated hereby, the Servicing Agreement and related underlying purchase agreements shall remain in full force and effect in accordance with their respective terms.

8.  Notices.  Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Trust Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)	in the case of the Servicer,

Avelo Mortgage, L.L.C. 250 E. John Carpenter Freeway Suite 300 Irving, Texas 75062 Attention: President and General Counsel Tel: (972) 653-7000 Fax: (972) 653-7099

or such other address as may hereafter be furnished by the Servicer;

(b)	in the case of the Master Servicer,

Wells Fargo Bank, National Association P.O. Box 98 Columbia, Maryland 21046 Attention: Client Manager - GSAA 2007-7

Or in the case of overnight deliveries:

Wells Fargo Bank, National Association 9062 Old Annapolis Road, Columbia, Maryland 21045 Attention: Client Manager - GSAA 2007-7

or such address as may hereafter be furnished by the Master Servicer;

(c)	in the case of the Assignee,

U.S. Bank National Association 100 Wall Street, 16th Floor New York, New York 10005 Attention: GSAA Home Equity Trust 2007-7

or such other address as may hereafter be furnished by the Assignee; and

(d)	in the case of the Assignor,

GS Mortgage Securities Corp. 85 Broad Street New York, New York 10004 Attention: Chris Gething Tel.: (212) 902-1434 Fax: (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

9.  Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.  Definitions.  Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

11.  Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-7, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-7, (iii) nothing herein contained shall be construed as creating any liability for U.S. Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-7, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-7 under this Agreement, the Trust Agreement or any related document.

12.  Third Party Beneficiary.  The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

13.  Miscellaneous.

(a)  This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b)  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

(c)  This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf).  Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

(d)  Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

(e)  In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP. By: /s/ Greg A. Finck Name: Greg A. Finck Title: Vice President
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee By: /s/ Patricia O'Neill Name: Patricia O'Neill Title: Vice President
AVELO MORTGAGE, L.L.C., as Servicer By: /s/ J. Weston Moffett Name: J. Weston Moffett Title: President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Martin Reed
Name:  Martin Reed
Title:    Vice President

Avelo Step 2 AAR

EXHIBIT A
Mortgage Loan Schedule

[On File with the Securities Administrator as provided by the Depositor]

Avelo Step 2 AAR

EXHIBIT B

	Standard Loan Level File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1:Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

EXHIBIT C

Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2:Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT D

Calculation of Realized Loss/Gain Form 332– Instruction Sheet
NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(f)

(g)	The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
1.
The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs> $1500 require explanation

*  REO repairs>$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

(h)  Credits:

14-21.	Complete as applicable. Required documentation:

A-1

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________                                  Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, NATIONAL ASSOCIATION Loan
No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale           3rd Party Sale              Short Sale        Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown        Yes        No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$________________(1)
(2)	Interest accrued at Net Rate	________________(2)
(3)	Accrued Servicing Fees	________________(3)
(4)	Attorney's Fees	________________(4)
(5)	Taxes (see page 2)	________________(5)
(6)	Property Maintenance	________________(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________(7)
(8)	Utility Expenses	________________(8)
(9)	Appraisal/BPO	________________(9)
(10)	Property Inspections	_______________(10)
(11)	FC Costs/Other Legal Expenses	_______________(11)
(12)	Other (itemize)	_______________(12)
	Cash for Keys__________________________	_______________(12)
	HOA/Condo Fees_______________________	_______________(12)
	______________________________________	_______________(12)

	Total Expenses	$_______________(13)
Credits:
(14	Escrow Balance	$_______________(14)
(15)	HIP Refund	_______________(15)
(16)	Rental Receipts	_______________(16)
(17)	Hazard Loss Proceeds	_______________(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	______________(18a)
HUD Part A

______________(18b)
HUD Part B
(19)	Pool Insurance Proceeds	_______________(19)
(20)	Proceeds from Sale of Acquired Property	_______________(20)
(20)	Proceeds from Sale of Acquired Property	_______________(20)
(21)	Other (itemize)	_______________(21)
_________________________________________		_______________(21)

Total Credits		$_______________(22)
Total Realized Loss (or Amount of Gain)		$_______________(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest